UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: May 22, 2007



                             VISUALANT, INCORPORATED
             (Exact name of Registrant as specified in its charter)



         Nevada                    0-25541                     91-1948357
(State or jurisdiction of    (Commission File No.)           (IRS Employer
     incorporation)                                        Identification No.)


                           500 Union Street, Suite 406
                            Seattle, Washington 98101


                                 (206) 903-1351
    (Address of Registrant's principal executive office and telephone number)






Section 8 - Other Events

Item 8.01 Other Events.

Visualant, Inc. has entered into a letter of intent with The RATLab pursuant to which the Company intends to acquire all of the outstanding stock of The RATLab in exchange for four million shares of common stock of the Company. The RATLab, founded by Dr. Tom Furness and Dr. Brian Schowengerdt, has been conducting research and product development work for the Company since December 2005 under a Research and Development Contract.

Upon closing of the acquisition, Dr. Furness will become a member of the Company's Board of Directors, and Dr. Schowengerdt will become the Company's Chief Technology Officer.


Section 9 - Financial Statements and Exhibits

Item 9.01  Exhibits.


The following exhibit is filed as part of this report:


Exhibit 99.1      Press Release of Visualant, Inc. dated May 22, 2007


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              Registrant: VISUALANT, INCORPORATED

                              By:  /s/ Bradley E. Sparks, CEO
                              -------------------------------
Dated: May 23, 2007                    Bradley E. Sparks, CEO